UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2024

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ALSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 13, 2024, Allison Transmission Holdings, Inc. (the “Company”), Allison Transmission, Inc., a wholly owned subsidiary of the Company (the “Borrower”), and Citibank N.A., as administrative agent (the “Administrative Agent”), entered into Amendment No. 4 (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of March 29, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date of the Amendment, the “Credit Agreement”), by and among the Company, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto as lenders, and the Administrative Agent.

Pursuant to the Amendment, the Borrower increased its commitments under its revolving credit facility from $650 million to an aggregate principal amount of $750 million, extended the maturity date thereof to March 13, 2029, and removed a 0.10% credit spread adjustment to the SOFR benchmark for all available interest periods.

Pursuant to the Amendment, the Borrower refinanced $518 million of term loan debt, extended the maturity date thereof to March 13, 2031, and removed a 0.10% credit spread adjustment to the SOFR benchmark for all available interest periods.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On March 18, 2024, the Company issued a press release announcing its entry into the Amendment. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibit 99.1 hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Amendment No. 4 to Credit Agreement, dated March 13, 2024, by and among Allison Transmission Inc., Allison Transmission Holdings, Inc., and Citibank N.A., as administrative agent, to the Second Amended and Restated Credit Agreement, dated as of March 29, 2019, among Allison Transmission Holdings, Inc., Allison Transmission, Inc., as borrower, the several banks and other financial institutions or entities from time to time parties thereto as lenders and Citibank, N.A., as administrative agent

99.1	Press release dated March 18, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will supplementally furnish copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: March 18, 2024	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Secretary